UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2017

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company” or “Genworth”), Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People’s Republic of China (“Parent”), and Asia Pacific Global Capital USA Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, the Company will be acquired by Parent through a merger effected under Delaware law. The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, Merger Sub will cease to exist and the Company will survive as an indirect, wholly owned subsidiary of Parent. Capitalized terms used but not defined in the Current Report on Form 8-K have the meanings ascribed to such terms under the Merger Agreement.

On August 21, 2017, the Company, Parent and Merger Sub entered into a Waiver and Agreement (the “Waiver Agreement”) pursuant to which the Company and Parent each agreed to waive until November 30, 2017 its right to terminate the Merger Agreement and abandon the Merger in accordance with the terms of the Merger Agreement due to a failure of the Merger to have been consummated on or before August 31, 2017. The Waiver Agreement states that (i) as of August 21, 2017, certain regulatory approvals required for consummation of the transactions contemplated by the Merger Agreement have not yet been obtained by the parties, (ii) it is unlikely that they would be obtained on or prior to August 31, 2017 and (iii) consequently, as of August 21, 2017, the parties expected that beginning on September 1, 2017, each of Genworth and Parent would have had the right to terminate the Merger Agreement without the Company’s right to receive payment from Parent of a termination fee of $210,000,000 (the “Parent Termination Fee”).

In addition, pursuant to the Waiver Agreement, the Company irrevocably waived any right it otherwise would have had to receive the Parent Termination Fee upon the following circumstances: (a) if the Merger Agreement is terminated by the Company or Parent due to the Merger not being consummated prior to the End Date if, at the time of such termination, all of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, provided that each of such conditions is capable of being satisfied at the closing), except for one or more of the conditions relating to (x) Parent’s receipt of all requisite filings, confirmations and approvals with or by the National Development and Reform Commission of the People’s Republic of China (the “PRC”), Ministry of Commerce of the PRC, the State Administration of Foreign Exchange of the PRC, or their respective competent local counterparts, as applicable (collectively, the “PRC regulatory approvals”), (y) the absence of law or orders that restrain, enjoin or otherwise prohibit the consummation of the Merger (solely with the respect to an applicable law or order from a PRC governmental entity or any other governmental entity in the PRC, Hong Kong, Macau or Taiwan); or (z) the receipt by Parent of the PRC regulatory approvals without the imposition of any burdensome condition and (b) the Merger Agreement is terminated by the Company or Parent because a governmental entity of competent jurisdiction enacted, issued, promulgated, enforced or entered any law or order that is in effect, or has taken any other action, in each case that is final and non-appealable and has the effect of permanently restraining, enjoining or otherwise prohibiting consummation by such party of the merger (but solely with respect to a law or order from a PRC governmental entity or any governmental entity in the PRC, Hong Kong, Macau or Taiwan). As a result of the waiver, the only circumstance under which the Parent Termination Fee would be payable is if the Merger Agreement were terminated by the Company upon the following circumstance: (i) the Company is not then in material breach of its covenants under the Merger Agreement and (ii) there has been a breach of any representation, warranty, covenant or agreement by Parent or Merger Sub under the Merger Agreement, or any such representation and warranty shall have become inaccurate after the date of the Merger Agreement, which breach or inaccuracy would give rise to the failure of the Company’s closing conditions and such breach or inaccuracy is not curable or is not cured prior to the End Date (or 30 days after notice of such breach or inaccuracy is given by the Company to Parent, if earlier).

Further, pursuant to the Waiver Agreement, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, acknowledges that as of August 21, 2017, there has been no breach of the Merger Agreement on the part of the other party and irrevocably waives any claim against such other party based upon or arising out of any actual or alleged breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement based upon the facts or circumstances existing or occurring on or prior to August 21, 2017.

The foregoing description of the Waiver Agreement is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Waiver and Agreement, dated as of August 21, 2017, among the Company, Parent and Merger Sub

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to November 30, 2017 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond November 30, 2017) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that a condition to closing of the transaction may not be satisfied; (iv) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (v) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vi) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (vii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (viii) continued availability of capital and financing to Genworth before the consummation of the transaction; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) changes in applicable laws or regulations; (xi) Genworth’s ability to recognize the anticipated benefits of the transaction; (xii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiii) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xiv) the impact of changes in interest rates and political instability; and (xv) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2017. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2017	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel

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